Exhibit 3.91

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☒ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Name CT-Counter

Address

City    State    Zip

8838730 509            Document will be returned to the name and address you enter to the left.

Fee $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:

McAuliffe Hauling and Recycling Services, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department)

(a)  Number and Street    City    State    Zip     County

(b)	Name of Commercial Registered Office Provider	County
c/o CT Corporation System		Dauphin

3. The statute by or under which it was incorporated:

PA Business Law of 1988 as amended

4. The date of its incorporation: 6/26/1998

5. Check, and if appropriate complete, one of the following:

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on:		at
		Date		Hour

6. Check one of the following:

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☒ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b).

7. Check, and if appropriate, complete one of the following:

☒ The amendment adopted by the corporation, set forth in full, is as follows

The name of the corporation is changed to:

ADVANCED DISPOSAL SERVICES LEHIGH VALLEY, INC.

☐ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 19 day of July 2013.

McAuliffe Hauling and Recycling Services, Inc.

Name of Corporation

/s/

Signature

Deputy General Counsel and Assistant Secretary

Title

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Application for Registration of Fictitious Name

54 Pa.C.S. § 311

Name CT-Counter

Address

City     State     Zip

8838730 5019             Document will be returned to the name and address you enter to the left.

Fee $70

In compliance with the requirements of 54 Pa.C.S. § 311 (relating to registration), the undersigned entity(ies) desiring to register a fictitious name under 54 P.A.C.S Ch. 3 (relating to fictitious names), hereby state(s) that:

1. The fictitious name is:

McAuliffe Transfer Station

2. A brief statement of the character or nature of the business or other activity to be carried on under or through the fictitious name is:

Environmental services business

3. The address, including number and street, if any, of the principal place of business (P.O. Box alone is not acceptable):

c/o 90 Fort Wade Road	Ponte Vedra	Florida	32081	St. Johns
Number and street	City	State	Zip	County

4. The name and address, including number and street, if any, of each individual interested in the business is:

5. Each entity, other than an individual, interested in such business is (are):

Advanced Disposal Services Lehigh Valley, Inc.	a Corporation	Pennsylvania
Name Form of Organization		Organizing Jurisdiction

c/o 90 Fort Wade Road, Ponte Vedra, Florida 32081

Principal Office Address

c/o CT Corporation System	Dauphin County
PA Registered Office, if any

6. The applicant is familiar with the provisions of 54 Pa.C.S. § 332 (relating to effect of registration) and understands that filing under the Fictitious Names Act does not create any exclusive or other right in the fictitious name.

7. Optional): The name(s) of the agent(s), if any, any one of whom is authorized to execute amendments to, withdrawals from or cancellation of this registration in behalf of all then existing parties to the registration, is (are):

IN TESTIMONY WHEREOF, the undersigned have caused this Application for Registration of Fictitious Name to be executed this 19 day of July, 2013.

Advanced Disposal Services Lehigh Valley, Inc.

Entity Name

/s/

Signature

Deputy General Counsel/Assistant Secretary

Title

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

MCAULIFFE HAULING AND RECYCLING SERVICES, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1	ARTICLES OF INCORPORATION filed on June 26, 1998

2	CHANGE OF REGISTERED OFFICE - Domestic filed on December 7, 2010

3	CHANGE OF REGISTERED OFFICE - Domestic filed on October 25, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

/s/

Secretary of the Commonwealth

ARTICLES OF INCORPORATION-FOR PROFIT

Indicate type of domestic corporation (check one):

☒ Business stock (15 Pa.C.S. § 1306)	☐ Management (15 Pa.C.S. § 2702)
☐ Business-nonstock (15 Pa.C.S. § 2102)	☐ Professional (15 Pa.C.S. § 2903)
☐ Business-statutory close (15 Pa.C.S. § 2303)	☐ Cooperative (15 Pa.C.S. § 7102A)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

The name of the corporation is: McAuliffe Hauling and Recycling Services, Inc.

The (a) address of this corporation’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) 1725 Brookside Road, Macungie, PA 18062         Lehigh County

Number and Street     City     State     Zip     County

(b) c/o

Name of Commercial Registered Office Provider     County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

The aggregate number of shares authorized is:                  (other provisions, if any, attach 8 1/2 x 11 sheet)

The name and address, including street and number, if any, of each incorporator is:

Name	Address

Ronald Caldarelli	1725 Brookside Road, Macungie, PA 18062

The specified effective date, if any, is:
	month	day	year	hour, if any

Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of share of any class that would constitute a ‘public offering’ within the meaning of the Securities Act of 1933 (15 U.S.C. § 77a seq.).

Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 24th day of June, 1998.

Signature

/s/ Ronald Caldarelli

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

☑ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Corporation Service Company

600748-10                     Document will be returned to the name and address you enter to the left.

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

McAuliffe Hauling and Recycling Services, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street     City     State     Zip     County

1725 Brookside Road Macungie         PA         18062     Lehigh

(b) Name of Commercial Registered Office Provider         County

c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street     City     State     Zip     County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: Corporation Service Company	Dauphin
Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 7th day of Dec, 2010.

McAuliffe Hauling and Recycling Services, Inc.

Name of Corporation/Limited Partnership

/s/

Signature

Asst. Secretary

Title

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Name

CT-COUNTER

Address

City    State    Zip code

8591751 So PA 96         Document will be returned to the name and address you enter to the left.

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

MCAULIFFE HAULING AND RECYCLING SERVICES, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and street	City	State	Zip	County

(b)	Name of Commercial Registered Office Provider	County
c/o: CORPORATION SERVICE COMPANY		Dauphin

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: C T Corporation System	Dauphin
Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 25th day of October, 2012

MCAULIFFE HAULING AND RECYCLING SERVICES, INC.

Name of Corporation/Limited Partnership

/s/ Kristin Bolden

Signature

Kristin Bolden, Vice President

Title